Doc ID: e7b2bdba1701f9ae5bc77d163783810aee0bafc3

Doc ID: e7b2bdba1701f9ae5bc77d163783810aee0bafc3

David A. Morken Chief Executive Officer Doc ID: e7b2bdba1701f9ae5bc77d163783810aee0bafc3

DocuSign Envelope ID: 670DB0F5-96F4-484E-94C5-EF72283AF70D

Doc ID: e7b2bdba1701f9ae5bc77d163783810aee0bafc3

**BANDWIDTH INC.**
900 Main Campus Drive, Suite 100
Raleigh, North Carolina 27606

May 29, 2019

Republic Wireless, Inc.
900 Main Campus Drive, Suite 300
Raleigh, North Carolina 27606
Attention: Legal Department

Re: Amendment to Facilities Sharing Agreement (the "Amendment")

Ladies and Gentlemen:

Bandwidth Inc., a Delaware corporation formerly known as "Bandwidth.com, Inc." ("Bandwidth or "Provider") and Republic Wireless, Inc., a Delaware corporation ("Republic Wireless") are parties to a Facilities Sharing Agreement, dated as of November 30, 2016 (as amended, the "Facilities Sharing Agreement"). Pursuant to Section 4(vi) of the Facilities Sharing Agreement, Bandwidth and Republic Wireless may amend the Facilities Sharing Agreement in writing from time to time. Each of Bandwidth and Republic Wireless wish to amend the Facilities Sharing Agreement as provided in this Amendment. Capitalized terms not otherwise defined in this Amendment will be as defined in the Facilities Sharing Agreement.

A. Section 1of the Facilities Sharing Agreement is hereby deleted and the following is inserted in lieu thereof:

> Section 1. Use of Facilities. The Shared Facilities consist of: (A) through and until June 8, 2019, 40,657 square feet located on the Third Floor and Fourth Floor in the Premises, and (B) from and after June 9, 2019, 17,073 square feet located on the Third Floor in the Premises, each consisting of space for staff and common areas, including the main reception area, conference facilities, hallways, stairways, restrooms, kitchenettes, the employee cafeteria, the fitness area and parking facilities (collectively, the "Shared Facilities Space").

B. The first paragraph (inclusive of the table concluding the first paragraph) of Section 2 of the Facilities Sharing Agreement is hereby deleted and the following is inserted in lieu thereof:

> Section 2. Sharing Fee. Republic Wireless will pay to Bandwidth a monthly fee (the "Sharing Fee"), by wire or intrabank transfer of funds or in such other manner as may be agreed upon by the parties, in advance on or before the first business day of each calendar month beginning with the first full calendar month following the date of the Spin-off, equal to (1) through and until the date that Republic Wireless occupies the 940 Main Campus Premises, (A) $46,753.13 for the month commencing on December 1, 2016; and (B) $46,905.45 for the month commencing on January 1, 2017 and each calendar month thereafter (or pro rated if less than a complete calendar month if Republic Wireless occupies the 940 Main Campus on any date other than the first calendar day of a month); and (2) each calendar month thereafter, the sum of (A) the monthly amounts set forth in the following table (or pro rated if less than a complete calendar month if Republic Wireless occupies the 940 Main Campus on any date other than the first calendar day of a month), which each is based upon the fair market rental rate per square foot, including parking facilities, for space comparable to the Shared Facilities in Raleigh, North Carolina, plus (B) one-twelfth (or pro rated if less than a complete calendar month) the Annual Allocation Expense (as defined below):

| **Month** | **Monthly Amount Due** |
|---|---|
| 1 – 30 | See amounts previously paid |
| 31 | $50,288.44 |
| 32 – 40 | $36,706.95 |
| 41 | $37,112.43 |
| 42 – 52 | $37,517.92 |
| 53 | $37,930.51 |
| 54 – 67 | $38,343.11 |
| 68 | $19,171.56 |

C. Effective as of the date of this Amendment, Bandwidth agrees to pay to Republic Wireless an amount equal to $225,000.00 in consideration for Republic Wireless' furniture, fixtures and equipment located on the Fourth Floor as the date of this Amendment (the "Fourth Floor FF&E"), which Fourth Floor FF&E is more specifically described on Exhibit A attached hereto (the "Amendment Payment"). The Amendment Payment, which represents the fair market value of the Fourth Floor FF&E as of the date of this Amendment, will be due and payable by Bandwidth to Republic Wireless not later than June 30, 2019.

This Amendment does not supersede the terms and conditions of the Facilities Sharing Agreement, except to the extent expressly described herein.

*(The remainder of this page is intentionally left blank.)*

If the foregoing meets with your approval, kindly execute below and return a copy to the undersigned.

Very truly yours,

BANDWIDTH INC.

By: ______________________________
Name: v
Title: v

Accepted and agreed:

REPUBLIC WIRELESS, INC.

By: ______________________________
Name: Chris Chuang
Title: CEO

Acknowledged and consented to pursuant to the terms and conditions of the Office Lease, dated as of January 22, 2013, as amended:

WP PROPCO I, LLC

By: ______________________________
Kate Urey, Managing Director

If the foregoing meets with your approval, kindly execute below and return a copy to the undersigned.

Very truly yours,

BANDWIDTH INC.

By: ______________________________
Name:
Title:

Accepted and agreed:

REPUBLIC WIRELESS, INC.

By: ______________________________
Name: Chris Chuang
Title: CEO

Acknowledged and consented to pursuant to the terms and conditions of the Office Lease, dated as of January 22, 2013, as amended:

WP PROPCO I, LLC

By: ______________________________
Kate Urey, Managing Director

**EXHIBIT A**

**FOURTH FLOOR FF&E**